Exhibit 99.77D2

The prospectus supplement filed pursuant to Rule 497 of the Securities Act on behalf of TIFF Multi-Asset Fund and TIFF International Equity Fund on or about November 16, 2009 (Accession No. 0001144204-09-059633) is hereby incorporated by reference within this Form N-SAR.